Exhibit 99.2

CARD SERIES SCHEDULE TO

MONTHLY NOTEHOLDERS’ STATEMENT

Date: July 9, 2003

CAPITAL ONE MULTI- ASSET EXECUTION TRUST, ASSET POOL 1

Monthly Period Ending: June 30, 2003

                Reference is made to the Series 2002-CC Supplement (the “Series 2002-CC Supplement”), dated as of October 9, 2002, between Capital One Funding, LLC, a Virginia limited liability company (“ Funding”), as Transferor, Capital One Bank, a Virginia banking corporation (the “Bank”), as Servicer, and The Bank of New York, as Trustee, and the Indenture (the “Indenture”), dated as of October 9, 2002, between Capital One Multi- asset Execution Trust, as Issuer, and The Bank of New York, as Indenture Trustee. Terms used herein and not defined herein have the meanings ascribed to them in the Series 2002-CC Supplement, the Indenture and the related Indenture Supplements, as applicable.

The following computations are prepared with respect to the Transfer Date of July 14, 2003 and with respect to the performance of the Trust during the related Monthly Period.

A. Targeted Deposits to Interest Funding sub- Accounts:

	Targeted Deposit to Interest Funding sub- Account	Actual Deposit to Interest Funding sub- Account	Interest Funding sub- account Balance prior to Withdrawals	Interest Funding sub-Account Earnings
Class A (2002-1)	584,027.78	584,027.78	584,027.78	0.00
Class A (2002-2)	662,166.67	662,166.67	662,166.67	0.00
Class A (2003-1)	1,517,666.67	1,517,666.67	1,517,666.67	0.00
Class A (2003-A)	505,888.89	505,888.89	505,888.89	0.00
Class B (2002-1)	524,416.67	524,416.67	524,416.67	0.00
Class B (2003-1)	378,611.11	378,611.11	378,611.11	0.00
Class B (2003-2)	437,500.00	437,500.00	437,500.00	0.00
Class C (2002-1)	474,875.00	474,875.00	474,875.00	0.00
Class C (2003-A)	356,861.11	356,861.11	356,861.11	0.00
Class C (2003-B)	528,144.32	528,144.32	528,144.32	0.00
Class C (2003-1)	751,180.56	751,180.56	751,180.56	0.00
Class C (2003-2)	1,107,000.00	1,107,000.00	1,107,000.00	0.00

B. Interest to be paid on the corresponding Distribution Date:

	CUSIP Number	Interest Payment Date	Total Amount of Interest to be paid	Per $1000
Class A (2002-1)	14041NAC5	15-Jul-03	584,027.78	1.1680555556
Class A (2002-2)	14041NAD3	15-Jul-03	662,166.67	1.1036111111
Class A (2003-1)	14041NAJ0	15-Jul-03	1,517,666.67	1.2647222222
Class A (2003-A)		15-Jul-03	505,888.89	1.2647222222
Class B (2002-1)	14041NAA9	15-Jul-03	524,416.67	1.4983333333
Class B (2003-1)	14041NAK7	15-Jul-03	378,611.11	1.8930555556
Class B (2003-2)	14041NAL5	15-Jul-03	437,500.00	2.9166666667
Class C (2002-1)	14041NAB7	15-Jul-03	474,875.00	3.1658333333
Class C (2003-A)	14041NAE1	15-Jul-03	356,861.11	3.5686111111
Class C (2003-B)		15-Jul-03	528,144.32	3.5209621556
Class C (2003-1)	14041NAP6	15-Jul-03	751,180.56	3.0047222222
Class C (2003-2)	14041NAQ4	15-Jul-03	1,107,000.00	4.9200000000

C. Targeted Deposits to Principal Funding sub-Accounts:

Targeted Deposit to Principal Funding sub-Account	Actual Deposit to Principal Funding sub-Account	Principal Funding sub-account Balance prior to Withdrawals	Principal Funding sub-Account Earnings

NOTHING TO REPORT

D. Principal to be paid on the Distribution Date:

	Principal Payment	Total Amount of
CUSIP Number	Date	Principal to be paid	Per 1000

NOTHING TO REPORT

E. Targeted Deposits to Class C Reserve sub-Accounts:

Targeted Deposit to Class C Reserve sub- Account	Actual Deposit to Class C Reserve sub- Account	Class C Reserve sub- Account Balance prior to Withdrawals	Class C Reserve sub- Account Earnings

NOTHING TO REPORT

F. Withdrawals to be made from Class C Reserve sub-Accounts:

Withdrawals for Interest	Withdrawals for Principal	Class C Reserve sub- Account Balance after Withdrawals

NOTHING TO REPORT

G. Targeted Deposits to Class D Reserve sub-Accounts:

Targeted Deposit to	Actual Deposit to	Class D Reserve sub-
Class D Reserve sub-	Class D Reserve sub-	Account Balance prior	Class D Reserve sub-
Account	Account	to Withdrawals	Account Earnings

NOTHING TO REPORT

H. Withdrawals to be made from Class D Reserve sub-Accounts:

Class D Reserve sub-
Withdrawals for	Withdrawals for	Account Balance after
Interest	Principal	Withdrawals

NOTHING TO REPORT

I. Targeted Deposits to Accumulation Reserve sub-Accounts:

Targeted Deposit to	Actual Deposit to	Accumulation Reserve	Accumulation Reserve
Accumulation Reserve	Accumulation Reserve	sub-Account Balance	sub-Account
sub-Account	sub-Account	prior to Withdrawals	Earnings

NOTHING TO REPORT

J. Withdrawals to be made from Accumulation Reserve sub-Accounts:

Accumulation Reserve
sub-Account Balance
Withdrawal Amount	after Withdrawals

NOTHING TO REPORT

K. Outstanding Dollar Principal Amount and Nominal Liquidation Amount for the related Monthly Period:
(as of the end of the related Monthly Period)

	Initial Dollar Principal Amount	Outstanding Dollar Principal Amount	Adjusted Outstanding Dollar Principal Amount	Nominal Liquidation Amount
Class A (2002-1)	500,000,000.00	500,000,000.00	500,000,000.00	500,000,000.00
Class A (2002-2)	600,000,000.00	600,000,000.00	600,000,000.00	600,000,000.00
Class A (2003-1)	1,200,000,000.00	1,200,000,000.00	1,200,000,000.00	1,200,000,000.00
Class A (2003-A)	400,000,000.00	400,000,000.00	400,000,000.00	400,000,000.00
Class B (2002-1)	350,000,000.00	350,000,000.00	350,000,000.00	350,000,000.00
Class B (2003-1)	200,000,000.00	200,000,000.00	200,000,000.00	200,000,000.00
Class B (2003-2)	150,000,000.00	150,000,000.00	150,000,000.00	150,000,000.00
Class C (2002-1)	150,000,000.00	150,000,000.00	150,000,000.00	150,000,000.00
Class C (2003-A)	100,000,000.00	100,000,000.00	100,000,000.00	100,000,000.00
Class C (2003-B)	150,000,000.00	150,000,000.00	150,000,000.00	150,000,000.00
Class C (2003-1)	250,000,000.00	250,000,000.00	250,000,000.00	250,000,000.00
Class C (2003-2)	225,000,000.00	225,000,000.00	225,000,000.00	225,000,000.00
Class D (2002-1)		65,103,334.74	65,103,334.74	65,103,334.74

L. Class A Usage of Class B, C and D Subordination Amounts:

Class A Usage of Class B Subordination Amount for this Monthly Period	Class A Usage of Class C Subordination Amount for this Monthly Period	Class A Usage of Class D Subordination Amount for this Monthly Period	Cumulative Class A Usage of Class B Subordination Amount	Cumulative Class A Usage of Class C Subordination Amount	Cumulative Class A Usage of Class D Subordination Amount

NOTHING TO REPORT

M. Class B Usage of Class C and D Subordination Amounts:

Class B Usage of	Class B Usage of
Class C Subordination	Class D Subordination	Cumulative Class B	Cumulative Class B
Amount for this	Amount for this	Usage of Class C	Usage of Class D
Monthly Period	Monthly Period	Subordination Amount	Subordination Amount

NOTHING TO REPORT

N. Class C Usage of Class D Subordination Amounts:

Class C Usage of
Class D Subordination	Cumulative Class C
Amount for this	Usage of Class D
Monthly Period	Subordination Amount

NOTHING TO REPORT

O. Required and Available Subordination Amount to Class A, B and C Notes:

(as of the Determination Date, after taking into account all allocations expected to occur on the Distribution Date)

	Required	Available	Required	Available	Required	Available
	Subordination Amount	Subordination Amount	Subordination Amount	Subordination Amount	Subordination Amount	Subordination Amount
	from Class B Notes	from Class B Notes	from Class C Notes	from Class C Notes	from Class D Notes	from Class D Notes
Class A (2002-1)	61,538,500.00	61,538,500.00	44,615,500.00	44,615,500.00	9,231,000.00	9,231,000.00
Class A (2002-2)	73,846,200.00	73,846,200.00	53,538,600.00	53,538,600.00	11,077,200.00	11,077,200.00
Class A (2003-1)	147,692,400.00	147,692,400.00	107,077,200.00	107,077,200.00	22,154,400.00	22,154,400.00
Class A (2003-A)	49,230,800.00	49,230,800.00	35,692,400.00	35,692,400.00	7,384,800.00	7,384,800.00
Class B (2002-1)			135,068,970.21	135,068,970.21	27,945,945.22	27,945,945.22
Class B (2003-1)			77,182,268.69	77,182,268.69	15,969,111.55	15,969,111.55
Class B (2003-2)			57,886,701.52	57,886,701.52	11,976,833.66	11,976,833.66
Class C (2002-1)					11,160,571.67	11,160,571.67
Class C (2003-A)					7,440,381.11	7,440,381.11
Class C (2003-B)					11,160,571.67	11,160,571.67
Class C (2003-1)					18,600,952.78	18,600,952.78
Class C (2003-2)					16,740,857.50	16,740,857.50

P. Nominal Liquidation Amount for Tranches of Notes Outstanding:

(as of Determination Date, after taking into account all allocations expected to occur on the Distribution Date)

	Beginning Nominal Liquidation Amount	Increase due to issuance of additional Notes or accretions of Principal for Discount Notes	Withdrawal from Principal Funding sub— Account	Reimbursements of Nominal Liquidation Amount from Available Funds	Reductions due to reallocation of Card Series Principal Amounts	Reductions due to Investor Charge-offs	Reduction due to deposits into the Principal Funding sub— Account	Ending Nominal Liquidation Amount
Class A (2002-1)	500,000,000.00	—	—	—	—	—	—	500,000,000.00
Class A (2002-2)	600,000,000.00	—	—	—	—	—	—	600,000,000.00
Class A (2003-1)	1,200,000,000.00	—	—	—	—	—	—	1,200,000,000.00
Class A (2003-A)	400,000,000.00	—	—	—	—	—	—	400,000,000.00
Class B (2002-1)	350,000,000.00	—	—	—	—	—	—	350,000,000.00
Class B (2003-1)	200,000,000.00	—	—	—	—	—	—	200,000,000.00
Class B (2003-2)	150,000,000.00	—	—	—	—	—	—	150,000,000.00
Class C (2002-1)	150,000,000.00	—	—	—	—	—	—	150,000,000.00
Class C (2003-A)	100,000,000.00	—	—	—	—	—	—	100,000,000.00
Class C (2003-B)	150,000,000.00	—	—	—	—	—	—	150,000,000.00
Class C (2003-1)	250,000,000.00	—	—	—	—	—	—	250,000,000.00
Class C (2003-2)	225,000,000.00	—	—	—	—	—	—	225,000,000.00
Class D (2002-1)	65,103,334.74	—	—	—	—	—	—	65,103,334.74

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this ninth day of July, 2003.

Capital One Bank,
as Administrator

By:
Name: Tom Feil
Title: Vice President, Capital Markets